Exhibit 99.1

For further information, contact: George Huhta Technology Solutions Company 312.228.4760 george_huhta@techsol.com
Technology Solutions Company to Seek Shareholder Approval
for Reverse Stock Split
CHICAGO, August 16, 2005 — The board of directors of Technology Solutions Company (TSC) (Nasdaq: TSCC), a leading consulting firm delivering specialized technology enabled business solutions, has authorized the Company to seek shareholder approval to amend TSC’s Certificate of Incorporation to effect a reverse stock split of all issued shares of the Company’s common stock and reduce the number of authorized shares of its common stock.
TSC’s board of directors will seek shareholder approval of an amendment to its Certificate of Incorporation to implement a one-for-20 reverse stock split at a special meeting of shareholders expected to be held on October 14, 2005. If approved, the number of shares of TSC common stock outstanding would be approximately 2.35 million. The proposed amendment would also reduce the number of authorized shares of the Company’s common stock from 100 million to 20 million.
“Our company continues to make progress in our transformation. We expect that the proposed reverse stock split should allow TSC to maintain its Nasdaq National Market Listing and additionally enhance visibility among institutional investors and the sell-side community,” said Michael Gorsage, president and CEO.
Additional Information
Solicitation of proxies in connection with the proposed special meeting of stockholders will be made pursuant to a definitive proxy statement to be mailed to stockholders. All stockholders are advised to read the definitive proxy statement carefully because the definitive proxy statement will contain important information about the proposed amendment and the special meeting. The definitive proxy statement will also be available for free at the website of the U.S. Securities and Exchange Commission, www.sec.gov. Copies of the definitive proxy statement will also be available from TSC by requesting them in writing or by telephone as follows:
Technology Solutions Company
Investors Relations Department
205 North Michigan Avenue
Chicago, Illinois 60601
312-228-4500

About Technology Solutions Company
Technology Solutions Company (TSC) is a leading consulting firm delivering specialized technology-enabled business solutions. The company’s specialization is applying knowledge, derived from the intersection of industry expertise with technology and process capabilities, to business issues and problems. TSC serves the manufacturing, healthcare, consumer & retail, and financial services industries with targeted solutions in enterprise applications, customer relationship management (CRM) and business technology. Through this specialization, TSC can promise its clients A-Team resources – seasoned, collaborative and business-benefit driven. Since 1988 TSC teams have delivered thousands of IT strategy, planning and implementation solutions to Fortune 1000 companies throughout North America. For more information, please visit http://www.techsol.com.
CERTAIN FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS
This press release contains or may contain certain forward-looking statements concerning the Company’s financial position, results of operations, cash flows, business strategy, budgets, projected costs and plans and objectives of management for future operations, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” and other similar expressions. These forward-looking statements involve significant risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, readers are cautioned that no assurance can be given that such expectations will prove correct and that actual results and developments may differ materially from those conveyed in such forward-looking statements. The company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements in this press release include, among others, our ability to successfully introduce new service offerings, our ability to manage the pace of technological change including our ability to refine and add to our service offerings to adapt to technological changes, our ability to manage the current downturn in our business and in our industry and changes in the economy, our ability to manage our current decreased revenue levels, our ability to attract new business and increase revenues, our ability to attract and retain employees, the limited level of options available for grants to attract new employees and to retain existing employees, our ability to accommodate a changing business environment, general business and economic conditions in the Company’s operating regions, market conditions and competitive factors, our dependence on a limited number of clients and the potential loss of significant clients, our ability to continue to attract new clients and sell additional work to existing clients, our ability to successfully integrate the Zamba business with our business, our ability to manage costs and headcount relative to expected revenues, and the impact of delisting from the Nasdaq National Market if our stock price remains below $1 per share, all as more fully described herein and in the Company’s periodic reports filed with the Securities and Exchange Commission from time to time. Such forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. If the Company does update or correct one or more forward-looking statements, readers, investors and others should not conclude that the Company would make additional updates or corrections with respect thereto or with respect to other forward-looking statements. Actual results may vary materially.